                                                                    Exhibit 99.5

Header of all slides
[Logo]  Microsemi
                                    more than solutions - enabling possibilities
                                                           Analyst Day 11/7/2001
                                                        http://www.microsemi.com
Slide 1

Managing Sound
Mike Tanaka, Product Marketing - Audio Products

Slide 2

Disclaimer
 .    Some of the information in this presentation may contain projections or other forward-looking statements regarding future events or the future financial performance of Microsemi Corporation.
 .    We wish to caution you that these statements are only predictions and that actual events or results may differ materially. We refer you to the documents the company files from time to time with the Securities and Exchange Commission, specifically, the Company's most recent Form 8-K, 10-K and Form 10-Q.
 .    These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward -looking statements.
 .    Amounts shown are estimates of projected revenue growth from new products.
     These estimates represent the average of the range of company estimates developed from external market research data, as well as internal company market and product forecasts. Amounts could change due to changes in market conditions, customer acceptance and other factors, whether known or unknown to the company at this time. Please refer to Microsemi Safe Harbor Statement.

Slide 3

Agenda
 .    Audio Terms
 .    Amplifier Classes
 .    Linear vs. Class-D
     -  Efficiency, Power Consumption, Distortion
 .    Market Size
 .    Applications
 .    Class-D Amplifier Competition
 .    Products
 .    Roadmap
 .    Market Update
 .    Summary - Microsemi is the Class D Leader

Slide 4

Audio Term -Frequency Spectrum

 .    The frequency of an AC wave is the number of times per second that the wave makes a complete cycle from zero, through to its maximum positive value, through its maximum negative value, and back to zero.
 .    Expressed in cycles per second (Hz)
 .    10,000 cycles per second = 10kHz
 .    Frequency range of the human ear is 20Hz to 20kHz.
 .    The complex sound wave is made up of many simple sinusoidal audio waves.


     Audio (20-20kHz)                             Microwaves
     <------------->                           <-------------->

                                   VHF (30M-300MHz)
                                   <--->
                                        UHF (300M-3000MHz)
                                        <------->
                                                                  To Heat Waves,
                                                          ----->  Light Waves,
                                                                  X-Rays

<------------------------------------------------------------------------------>
 10 100   1k   10k  100k  1M  10M   100M  1,000M 10,000M 100,000M     (Hz)

Slide 5

Audio Term - Distortion

 .    The type of change the signal undergoes from input to output.
 .    THD + N = Total Harmonic Distortion (plus noise)
 .    The sum total of all undesired harmonic energy present in an output signal
     (expressed as a % of the total
     output signal).
     -   pure sine wave input, measure output
 .    Hum, buzzing, interference, other harmonics
 .    Three types of distortion
     - amplitude: input signal amplitude changes do not produce proportionate output changes
     -  frequency: some frequency components are amplified more than others
     - phase : various frequency components are shifted in phase by different amounts

[three graphs of audio input and output]

Slide 6

Amplifier Classes
 .  Output voltage swing/Input voltage swing relationship
 .  Output stage design
 .  Based on the amount of time the output devices operate

Amplifier        Amplifier         Output Transistors            Advantages              Disadvantages          Comments
Classes            Type
--------  -------------------  -------------------------------  ---------------------  ---------------------  ---------------------
Class A         Linear         Always conducting for            Sound the best, most    Waste power, most       Only 10% of
                               entire cycle: bias current >     linear, lowest          inefficient (~20%       the "high end"
                               max output current.              distortion.             efficiency), large/     market
                                                                                        heavy,  run hot.

Class B         Linear         Opposite operation of            Better efficiency       Poor linearity around   Not used in
                               Class A.  Both devices           than Class A.           crossover region,       audio.  Two
                               are never "on" at same                                   audible crossover       way radio.
                               time.  Zero idle bias                                    distortion with
                               current.  Each output                                    small signals
                               device is "on" for one
                               half cycle.

Class C         Linear         Output device is "on"            Class B efficiency.     Distortion.             Not used in
                               for less than one half cycle     Capable of large                                audio. Broadcast
                               (pulsed-on).                     output power.                                   industry for
                                                                                                                RF transmission.

Class AB        Linear         Combines Class                   Class A sound           Power dissipation       Most popular
                               A & B.  Mid-                     quality with good       as heat.  50%           audio amp
                               conduction, constant             efficiency.             efficiency.             design.
                               bias current                     Dominate the
                               (barely on).                     Market.

Class D         Switching      Switch is fully                  Best efficiency         Old design were         Use pulse
                               "on" or "off",                   80% to 90%.             limited to less than    modulation.
                               P = I x V = 0.                                           10kHz. Not as good THD.

Slide 7

Class D vs Linear - Efficiency

 .    Efficiency (1kHz tone):
     -    Linear amp = 55%
     -    AudioMAX/TM/ = 85%
 .    Efficiency comparison using "real music":
     -    Linear amp = 14%
     -    AudioMAX/TM/ = 60%
 .    AudioMAX/TM/ is 4x more efficient than a linear amplifier in actual application

                           Efficiency Comparison of the Class-D Amplifier
                       -----------------------------------------------------------------------
         100        |  - Average Power Out for 20sec. Approx. 512mW
                    |  - Across 8.6 Ohm Load
                    |                                                                              [Microsemi Logo]
          80        |
                    |        /\   /    / \/    \  /\/            /\  /\
                    |        /\  / \  /  /  /\/    \\   \/  //\//\  ///\ \ / \\ /\ \/ /\ /\/    /  /
                    |        /\ /  \  / / /\ /  \  \  \/\    //  \/ /  \ ./\  /\ // \ \/   // /    //
          60        |        / \     \  /  //  \  \ /  \///\\/\ //    /\ // \ .\\\  ///   / |  \  \/  \  //\/
                    |        /\ /  \  // |  /\\/// \\/\/\/\\    \/ \  /  \/ \///
          40        |  /     \        \ /  \/ / \\//\ \/\/ \/   \/    \/\
                    | /                      \/   \/    \/\
                    | /
          20        | /    pp       p  p       p  p  p         p  p  p  p   p
                    | /   p    p    p      p    p      p  p  pp         p    p  p  p  p
                    | / p                         p   p     p
           0           -----------------------------------------------------------------------
                       0          5                        10             15                20

                                 Seconds


Audio sample from "Hold On Tight"
By Electric Light Orchestra
                        / = Microsemi Class-D Amplifier
                        p - Highly Integrated Linear Amplifier

Slide 8

Current Consumption
 .   Supply current vs. output power (listening level of 1W RMS per channel) :
    -  Linear amp = 550mA
    -  AudioMAX(TM) = 100mA
 .   AudioMAX(TM) uses 5x less current than a linear amplifier in actual application

Total Supply Current (A)  1.4

                          1.2                                     o
                               Vcc = 14.5V                   o
                          1.0  Rl = 4ohm                  o
                                                        o
                          0.8                        o
                                                  o
                          0.6
                                              o
                                                           x
                          0.4
                                                     x
                                      o          x
                          0.2 o              x
                                         x
                                    x
                            0  x
                             ----------------------------------------
                             0      1       2     3      4    5     6
                                         Output Power / Channel (W)

                             x = Microsemi [Logo] Class-D Amplifier
                             o = Typical Linear Amplifier (TPA 1517
                                 specification shown here)

Slide 9

Power Loss Comparison

 .    Power dissipation (2W RMS continuous output per channel):
     -    Linear amp = 6.5W
     -    AudioMAX(TM) = 400mW
 .    AudioMAX(TM) uses 6W RMS less power than a linear amplifier in actual application


     Total Power          7                    o
    Dissipation (W)                      o                o
                          6             o
o
                                                            o
                          5          o
                                                         Vcc = 14.5V
                          4        o                     Rl = 4ohm

                          3     o
                               o
                          2
                             o
                          1
                                                      x
                                               x
                                         x
                                   x
                              x
                             --------------------------------------------------
                             0     1     2     3     4      5    6
                                         Output Power / Channel (W)

                             x = Microsemi [Logo] Class-D Amplifier
                             o = Typical Linear Amplifier (TPA 1517
                                 specification shown here)

Slide 10

Linear vs. Class-D Amplifiers

                                         Linear                     AudioMAX(TM)
                                     Class-A, B, C                     Class-D
                                    ---------------               --------------
Efficiency (1kHz)                     50%-60%                        80%-90%
Heatsink                              Required                       Optional
Approximate # of components            10-15                           35-45
 for mono application
IC average selling price            $0.30 - $0.80                 $1.50 - $2.00
Miscellaneous issues           Needs larger power supply  EMI radiation due to switching


Slide 11

Audio Market Potential
 .    TAM for Audio Amplifiers at least 2.5 billion units
 .    SAM (for Class D solutions) 100 million pcs/year
     - Battery powered (PDA/Laptop), Size (DVD), Heat (Auto)
 .    Applications using or planning on using Class D
     -    CY02 - 6-10% estimate
     -    CY03 - 15-20% estimate
     -    CY04 - 25-35% estimate
 .    Microsemi Market Share Goal for Class D Audio:
                            ----
     -    Low Power (in development, goal is 2%)
          --  TI , NSC, MXIM own this space
     -    Medium Power (~30%)
          -- Tripath (switching freq problems), Zetex (mono only, more circuitry)
     -    High Power (~15%)
          --  Tripath, Cirrus (relationship IRF helps)

 .    Note: Analysis does not cover Hearing Aid market

Slide 12

Applications: Efficiency is key


Applications                        Need for                    Existing or Potential Customers
                                    Class D
------------------------------      --------                    --------------------------------------------------------------
Multimedia, Powered PC Speakers,                                Altec Lansing, Boston Acoustics,
Surround Sound Game Systems,         High                       Creative, Cambridge Soundworks,
Sound Cards                                                     Labtec, Weltronics

Combo DVD, 5.1 Systems, Home         High                       Japan, China, Bose, Harman, Sony
Theatre

Automotive (head unit, amp,          Medium                     Alpine, Blaupunkt, Zandiant, Delco, Jensen,
subwoofer)                                                      Panasonic, Rosen, Visteon, Zapco

Portable Speaker, Wireless Speakers  Ideal                      Advent, Harman (JBL), Recoton, Aqua
                                                                Sound, Terion

Niche Audio Systems                  Ideal                      Clarity Visual (large screen), M&S Systems
                                                                (home music communication system),XL Synergy
                                                                (Bose kiosk)

Amp, Guitar, Keyboards               Low                        Peavey, Fender

TV                                   Low/Medium                 Sony, Zenith, MOT set-top

Portable Audio (PDA, MP3)            Low/Medium                 Palm, Intel, HP, Compaq

Notebook, Desktop Computer           Medium                     Various
[picture of stereo receiver]
[picture of audio equipment]
[picture of game machine]

Slide 13

Class D Competition


                                    Digital Input               Analog Input(low power)          Analog Input (mid power)
                               --------------------          ---------------------------        --------------------------

                               Apogee, Cirrus Logic             Maxim, National,                  Microsemi, Tripath,
                               (Crystal), TI (Toccata)          STMicro, TI                       Zetex
Output Power
                               Various Levels, Some             1W / 10W                          25W / 50W+
                               Limited

Cost                               $6/channel                   $1.50/channel                     $1.50/channel

Circuit                        Complex, DSP based               Simple, Integrated FET            Simple

Fidelity (THD)                 0.08% (Mixed Reviews)            0.1% - 0.5%                       0.04% - 0.1%

                  Digital Input: Higher cost, more complex design, questionable fidelity
                  Analog Input (low power): Integrated, but limited output power

Slide 14

Medium Power - Competition


                                   Microsemi           Tripath                 Zetex                Competition
                               -----------------   ----------------        -----------            ---------------
Max Vdd                              25V               13.5V                   18V                Limited Output Power

Frequency                      250kHz - 500kHz         1MHz               150kHz-250kHz           AM band, EMI, reduced
                                 Programmable                                                     efficiency

Efficiency                        80%-85%           Rated at 88%            80%-85%               70% from Lab evaluation of
                                                    Tested to be 70%                              TA2020
                                                     -need heatsink

FETs/Components                External             Integrated            External plus           No cost benefit with
                                                                        additional circuitry      integrated FETs

Channels                       Mono/Stereo            Stereo                  Mono                Need more IC's for
                                                                                                  multi-channel


Slide 15

Patented Class-D Controllers
                                LX1710 / 1711          LX1721 / 1722
                                ----------------       -------------
Channels                           mono                   stereo

Package                           28-SSOP                44-QSOP

Operating V                     7-15 / 7-25            7-15 / 7-25

Audio Input                     differential            differential

Improvements                   ramp, references        output drive

[schematic of controllers]  Channel 1, IN+, IN-, LX1722 Stereo, Channel 2, IN+,
                         IN-, Clock, LX1711 Mono, channel 3, IN+, IN-, FETs, Left, FETs, Right, 2ohm, 4ohm, 8ohm, FETs, Subwoofer

Slide 16

Ease of using MSCC Audio

Evaluation Boards
[picture of LXE1710]
[picture of LXE1711]
[picture of LXE1711-100 Buffer]
[picture of LXE1721]
[picture of LXE1721-HV Driver]
[picture of LXE1722]

Slide 17

Medium/High Power Solutions

IC                 Evaluation Boards              Typical Output Power       Typical Output Power
                                              (4ohm, less than 1% THD+N)  (2ohm, less than 1% THD+N)
-------            -------------------        --------------------------  --------------------------
LX1710                 LXE1710                           25W                          ~40W

LX1711                 LXE1711                           50W                          ~50W
                    LX1711-100 Buffer                    60W                          120W

LX1721                 LXE1721                          25W x 2                      ~40W x 2
                    LX1721-HV Driver                 50W x 2, 250W x 1                400W

LX1722                 LXE1722                          60W x 2                      120W x 2
      Typical Output Power, less than 1% THD+N

[picture of Altec Lansing Speakers]
[picture of IBM FlatPanel Speakers]


Slide 18

Audio Roadmap

 .     Low Power Solutions
      -  5 new products in development
 .     Medium Power Solutions
      -  2 new products in development
 .     High Power Solutions
      -  1 new product in development
 .     Roadmap established for all digital solutions

Slide 19

Market Update

 .     The Market is ready and designing in Class-D Amplifiers
 .     North America
      -   Manufacturers rapidly adopting Class D as preferred solutions
      -   Over 5 Design wins in last 30 days
 .     Asia
      -   China
          -- All Manufacturers are designing surround sound "amplified" DVD/VCD/CD players that require a high efficiency amplifier
          -- Car audio will utilize class-d for specialized applications now and will consider class-d for higher power head units
          --  All digital for the future but cannot differentiate or justify now
      -   Japan
          --  Sony's all digital input has forced the all digital solution
      -   Estimate 3 new customers pending

Slide 20

Audio Summary

 .     Microsemi was first to market (2 years ahead of competition)
      -  Case of waiting for market to catch up
 .     Ideal for efficiency critical applications
 .     AudioMAX power levels support major markets (10W to **50W)
 .     Simple approach offers the best performance/cost available
 .     Optimum cost solution for higher power requirements (power supply, heatsink)
 .     Microsemi's "work with customer" approach and support
 .     Roadmap for *1W portable, higher power, and all digital